AMENDMENT TO REVOLVING CREDIT AGREEMENT


         AMENDMENT, dated as of May __, 2000 (this "Amendment"), to the Revolving Credit Agreement, dated as of March 15, 1999 (such Revolving Credit Agreement, as amended, supplemented or otherwise modified from time to time, the "Revolving Credit Agreement"), among B&G FOODS HOLDINGS CORP., a Delaware corporation ("Holdings"), B&G FOODS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Revolving Credit Agreement (the "Lenders"), LEHMAN BROTHERS INC., as advisor, lead arranger and book manager (in such capacity, the "Arranger"), THE BANK OF NEW YORK, as documentation agent (in such capacity, the "Documentation Agent"), HELLER FINANCIAL, INC., as co-documentation agent (in such capacity, the "Co-Documentation Agent"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, Holdings and the Borrower have requested that the Lenders amend, and the Required Lenders have agreed to amend, certain of the provisions of the Revolving Credit Agreement, upon the terms and subject to the conditions set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, Holdings, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

         1. Definitions. All terms defined in the Revolving Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

         2. Amendment to Annex A (Pricing Grid). Annex A is hereby amended by deleting it in its entirety and inserting in its place Annex A attached hereto.

         3.  Amendment  of Section 1.1 (Defined  Terms).

         (a) Section 1.1 of the Revolving Credit Agreement is hereby amended by deleting the definitions of "Applicable Margin" and "Consolidated Fixed Charge Coverage Ratio" in their entirety and inserting, in proper alphabetical order, the following defined terms and related definitions:

         "`Applicable Margin': for each Type of Loan, the rate per annum determined pursuant to the Pricing Grid.

         `Consolidated Fixed Charge Coverage Ratio': for any period, the ratio of (a) Consolidated EBITDA of the Borrower and its Subsidiaries for such period minus the aggregate amount actually paid by the Borrower and its Subsidiaries in cash during such period on account of Capital Expenditures plus the aggregate amount of Equity Proceeds received by Holdings, and contributed by Holdings in cash to the capital of the Borrower, during such period for use for the Borrower's general working capital purposes in the ordinary course of business to (b) Consolidated Fixed Charges for such period.

         `Equity Proceeds': cash proceeds received by Holdings from the issuance and sale to Permitted Investors of common stock of Holdings, or preferred stock of Holdings which is not mandatorily redeemable, and on which no cash dividends are payable, in each case prior to the date which is one year after the final maturity date of the Term Loans; provided, that any such proceeds received in connection with any Permitted Acquisition or used to finance, in whole or in part, any Permitted Acquisition shall not constitute `Equity Proceeds'."

         (b) Section 1.1 of the Revolving Credit Agreement is hereby further amended by deleting paragraph (b) of the definition of "Permitted Acquisition" in its entirety and inserting in its place the following:

              "(b) (i) the Borrower shall be in compliance with the financial covenants set forth in Section 6.1, after giving pro forma effect to such acquisition as if it had occurred on the first day of the respective periods measured by such covenants, and (ii) if such acquisition occurs prior to the end of FQ1 2003, then, unless such acquisition is funded wholly with the proceeds of common stock of Holdings issued to Permitted Investors, the Consolidated Leverage Ratio and the Consolidated Senior Leverage Ratio as of the last day of the fiscal quarter most recently ended on or prior to the date of such acquisition shall be less than or equal to the amounts applicable to such fiscal quarter pursuant to the chart set forth below, in each case after giving pro forma effect to such acquisition as if it had occurred on the first day of the period of four consecutive fiscal quarters ended with the fiscal quarter most recently ended on or prior to the date of such acquisition:

                                    Consolidated              Consolidated
         Fiscal Quarter            Leverage Ratio          Senior Leverage Ratio
         --------------            --------------          ---------------------

              FQ2 2000                  6.00                        3.75
              FQ3 2000                  6.00                        3.75
              FQ4 2000                  5.75                        3.50
              FQ1 2001                  5.75                        3.50
              FQ2 2001                  5.50                        3.50
              FQ3 2001                  5.50                        3.25
              FQ4 2001                  5.50                        3.25
              FQ1 2002                  5.50                        3.25
              FQ2 2002                  5.50                        3.25
              FQ3 2002                  5.50                        3.25
              FQ4 2002                  5.50                        3.25"

         (c) Section 1.1 of the Revolving Credit Agreement is hereby further amended by deleting paragraph (d) of the definition of "Permitted Acquisition" in its entirety and inserting in its place the following:

              "(d) the aggregate consideration for such acquisition shall not exceed (i) $20,000,000 if such acquisition is consummated in FY 2000,
         (ii)  $30,000,000  if such  acquisition  is consummated in FY 2001, and
         (iii) $40,000,000 if such acquisition is consummated thereafter; provided, that the foregoing restrictions in this paragraph (d) shall not be applicable to any acquisition if the Consolidated Leverage Ratio would be less than or equal to 5.5 to 1.0 after giving pro forma effect to such acquisition as if it had occurred on the first day of the period measured by the Consolidated Leverage Ratio;"

         4. Amendment of Section 2.7 (Mandatory Prepayments and Commitment Reductions). Section 2.7 of the Revolving Credit Agreement is amended by inserting the following after the period in paragraph (b):

     "Notwithstanding the foregoing, with respect to any Asset Sale consummated before the last day of FQ1 2003, the Borrower shall not be permitted to submit a Reinvestment Notice in respect thereof but, instead, shall be required to apply the Net Cash Proceeds thereof immediately upon receipt thereof, first, toward prepayment of the Term Loans and, second, after prepayment in full of the Term Loans, toward reduction of the Revolving Credit Commitments, unless, after giving pro forma effect to such Asset Sale (but not to the use of the proceeds thereof) as if such Asset Sale had occurred on the first day of the period of four consecutive fiscal quarters most recently ended on or prior to the date of such Asset Sale, the Consolidated Leverage Ratio and the Consolidated Senior Leverage Ratio as of the last day of the fiscal quarter most recently ended on or prior to the date of such Asset Sale shall be less than or equal to the amounts applicable to such fiscal quarter pursuant to the chart set forth in paragraph (b) of the definition of "Permitted Acquisition" in Section 1.1."

         5. Amendment of Section 6.1 (Financial  Condition  Covenants).  Section
6.1 of the Revolving Credit Agreement is amended by deleting paragraphs (a), (b) and (c) of such Section in their entirety and inserting in their place the following:

         "6.1 Financial Condition  Covenants.

         (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                                      Consolidated
          Fiscal Quarter                            Leverage Ratio
          --------------                            ---------------

          FQ1 2000                                       6.60
          FQ2 2000                                       6.60
          FQ3 2000                                       6.50
          FQ4 2000                                       6.50
          FQ1 2001                                       6.50
          FQ2 2001                                       6.25
          FQ3 2001                                       6.25
          FQ4 2001                                       6.00
          FQ1 2002                                       6.00
          FQ2 2002                                       5.75
          FQ3 2002                                       5.75
          FQ4 2002                                       5.50
          FQ1 2003                                       5.50
          FQ2 2003                                       5.25
          FQ3 2003                                       5.25
          FQ4 2003                                       5.00
          FQ1 2004                                       5.00
          FQ2 2004                                       4.75
          FQ3 2004                                       4.75
          FQ4 2004                                       4.50
          FQ1 2005                                       4.50
          FQ2 2005                                       4.25
          FQ3 2005                                       4.25
          FQ4 2005                                       4.00

         (b) Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                                      Consolidated
          Fiscal Quarter                            Leverage Ratio
          --------------                            ----------------

          FQ1 2000                                       4.25
          FQ2 2000                                       4.25
          FQ3 2000                                       4.25
          FQ4 2000                                       4.25
          FQ1 2001                                       4.25
          FQ2 2001                                       4.00
          FQ3 2001                                       4.00
          FQ4 2001                                       3.75
          FQ1 2002                                       3.75
          FQ2 2002                                       3.50
          FQ3 2002                                       3.50
          FQ4 2002                                       3.25
          FQ1 2003                                       3.25

          FQ2 2003                                       3.00
          FQ3 2003                                       3.00
          FQ4 2003                                       3.00
          FQ1 2004                                       3.00
          FQ2 2004                                       2.75
          FQ3 2004                                       2.50
          FQ4 2004                                       2.50
          FQ1 2005                                       2.50
          FQ2 2005                                       2.50
          FQ3 2005                                       2.50
          FQ4 2005                                       2.50

         (c) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                                      Consolidated
          Fiscal Quarter                            Leverage Ratio.
          --------------                            ----------------

          FQ1 2000                                       1.50
          FQ2 2000                                       1.50
          FQ3 2000                                       1.50
          FQ4 2000                                       1.50
          FQ1 2001                                       1.50
          FQ2 2001                                       1.50
          FQ3 2001                                       1.50
          FQ4 2001                                       1.50
          FQ1 2002                                       1.50
          FQ2 2002                                       1.75
          FQ3 2002                                       1.75
          FQ4 2002                                       1.75
          FQ1 2003                                       1.75
          FQ2 2003                                       1.75
          FQ3 2003                                       2.00
          FQ4 2003                                       2.00
          FQ1 2004                                       2.00
          FQ2 2004                                       2.00
          FQ3 2004                                       2.25
          FQ4 2004                                       2.25
          FQ1 2005                                       2.25
          FQ2 2005                                       2.25
          FQ3 2005                                       2.50
          FQ4 2005                                       2.50"

         6. Representations; No Default. On and as of the date hereof, and after giving effect to this Amendment, (i) each of Holdings and the Borrower certifies that no Default or Event of Default has occurred or is continuing, and (ii) each of Holdings and the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 3 of the Revolving Credit Agreement and in the other Loan Documents are true and correct in all material respects, provided that the references to the Revolving Credit Agreement therein shall be deemed to be references to this Amendment and to the Revolving Credit Agreement as amended by this Amendment.

         7. Conditions to Effectiveness. This Amendment shall become effective on and as of the date that:

         (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of Holdings and the Borrower;

         (b) the Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto ("Lender Consent Letters"), from Lenders whose consent is required pursuant to Section 9.1 of the Revolving Credit Agreement;

         (c)  the   Administrative   Agent  shall  have   received  an  executed
Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party other than the Borrower;

         (d)  the   Administrative   Agent  shall  have   received  an  executed
certificate  of an  officer  of  each  of  Holdings  and  the  Borrower  in form satisfactory to the Administrative Agent as to the accuracy of the representations and warranties set forth in Section 3 of the Revolving Credit Agreement and in the other Loan Documents, the absence of any Default or Event of Default after giving effect to this Amendment, and as to such other customary
matters  as  the   Administrative   Agent  may  reasonably   request;

         (e) the Administrative Agent shall have received for the account of each Lender executing and delivering this Amendment by May 12, 2000 a fee of 3/8 of 1% of the aggregate principal amount of such Lenders' total Commitments under the Revolving Credit Agreement; and

         (f) the Administrative Agent shall be satisfied that amendments to the Term Loan Agreement consistent with the amendments effected hereby have become effective.

         8. Limited Consent and Amendment. Except as expressly amended herein, the Revolving Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Revolving Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Revolving Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

         9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         10.  GOVERNING LAW. THIS AMENDMENT  SHALL BE GOVERNED BY, AND CONSTRUED
AND   INTERPRETED   IN   ACCORDANCE   WITH,   THE  LAWS  OF  THE  STATE  OF  NEW
YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                   B&G FOODS HOLDINGS CORP.


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:


                                   B&G FOODS, INC.


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:


                                   LEHMAN BROTHERS INC.,
                                     as Arranger


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:


                                   LEHMAN COMMERCIAL PAPER INC.,
                                     as Syndication  Agent, and as
                                     Administrative  Agent


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:


                                   THE BANK OF NEW YORK, as
                                     Documentation  Agent


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:

                                   HELLER FINANCIAL, INC., as
                                     Co-Documentation Agent


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:

                           ACKNOWLEDGMENT AND CONSENT

         Each of the undersigned parties to the Guarantee and Collateral Agreement, dated as of March 15, 1999, and as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Lehman Commercial Paper Inc., as Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the foregoing Amendment to the Revolving Credit Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests contained in the Guarantee and Collateral Agreement and in the other Security Documents are, and shall remain, in full force and effect after giving effect to such Amendment and all prior modifications to the Revolving Credit Agreement.



                                   [INSERT SIGNATURE LINES FOR ALL LOAN
                                   PARTIES OTHER THAN THE BORROWER]


                                   By:
                                       ------------------------------
                                       Title:

                                                                         Annex A


          PRICING GRID FOR REVOLVING CREDIT LOANS AND COMMITMENT FEES

                                                     Applicable
Consolidated Leverage    Applicable Margin for     Margin for Base    Commitment
      Ratio                Eurodollar Loans           Rate Loans        Fee Rate
---------------------    ---------------------     ---------------   -----------

Greater than or equal to           3.50                 2.50              .60
5.50 to 1.00

Less than 5.50 to 1.00, but        3.25                 2.25              .60
greater than or equal to 4.75
to 1.00

Less than 4.75 to 1.00, but        3.00                 2.00              .60
greater than or equal to 4.25
to 1.00

Less than 4.25 to 1.00, but        2.75                 1.75              .50
greater than or equal to 3.75
to 1.00

Less than  3.75 to 1.00, but       2.50                 1.50              .50
greater than 3.25 to 1.00

Less than or equal to 3.25         2.25                 1.25              .50
to 1.00


Changes in the Applicable Margin with respect to Loans or in the Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this Pricing Grid be deemed to be greater than 6.00 to 1. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this Pricing Grid be deemed to be greater than 6.00 to 1. Each determination of the Consolidated Leverage Ratio pursuant to this Pricing Grid shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.

                                                                       EXHIBIT A


                             LENDER CONSENT LETTER

                               B & G FOODS, INC.
                           REVOLVING CREDIT AGREEMENT
                           DATED AS OF MARCH 15, 1999




To:  Lehman Commercial  Paper Inc.,
       as Administrative Agent
     3 World Financial Center
     New York, New York 10285

Ladies and Gentlemen:

         Reference is made to the Revolving Credit Agreement, dated as of March 15, 1999 (the "Revolving Credit Agreement"), among B & G Foods Holdings Corp., a Delaware corporation ("Holdings"), B & G Foods, Inc., a Delaware corporation (the "Borrower"), the Lenders parties thereto, Lehman Commercial Paper Inc., as Administrative Agent, and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Revolving Credit Agreement are used herein as therein defined.

         The Borrower has requested that the Lenders consent to amend the Revolving Credit Agreement on the terms described in the Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Amendment").

         Pursuant to Section 9.1 of the Revolving Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.


                                        Very truly yours,


                                        ---------------------------
                                        (NAME OF LENDER)


                                        By:
                                            -----------------------
                                            Name:
                                            Title:




Dated as of May ___, 2000